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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  April 3, 2000
                ------------------------------------------------
                Date of report (Date of earliest event reported)



                             SCG Holding Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                              333-90359                      36-3840979
----------------------------                  ------------                  ---------------------
(State or other jurisdiction                  (Commission                   (I.R.S. Employer
      of incorporation)                       File Number)                  Identification Number)

SCG Holding Corporation
5005 E. McDowell Road
Phoenix, Arizona                                          85008
----------------------------------------                ---------
(Address of principal executive offices)                (Zip Code)




                                  602-244-6600
               --------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSET.

         On April 3, 2000 the registrant's wholly owned subsidiary Semiconductor Components Industries, LLC ("SCI") acquired all of the outstanding shares of capital stock of Cherry Semiconductor Corporation ("Cherry Semiconductor") pursuant to a Stock Purchase Agreement dated March 8, 2000 among the registrant, SCI and The Cherry Corporation ("Agreement"). The purchase price of approximately $250 million in cash was financed with cash on hand and borrowings of $220 million under SCI's senior secured bank facilities with a group of institutional lenders led by The Chase Manhattan Bank. It is expected that Cherry Semiconductor's historical business, the design and manufacture of analog and mixed signal integrated circuits for the power management and automotive markets, will be continued as part of the registrant's worldwide operations.

         The Agreement, our press release dated March 9, 2000 announcing the signing of the Agreement, and our press release dated April 4, 2000 announcing the closing of the acquisition pursuant to the Agreement are attached as exhibits to this report and are incorporated herein by reference. The foregoing summaries of the acquisition, the Agreement and the two press releases do not purport to be complete and are qualified in their entirety by reference to such exhibits.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits

Exhibit Number             Description

2. Stock Purchase Agreement dated March 8, 2000 by and among The Cherry Corporation, Semiconductor Components Industries, LLC and SCG Holding Corporation (incorporated by reference from Exhibit
                           10.3 to Registration Statement No.333-30670 filed with the Commission on April 7, 2000)

99.1.                      Press Release dated March 9, 2000

99.2.                      Press Release dated April 4, 2000

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SCG HOLDING CORPORATION
                                 -----------------------
                                       (Registrant)



Date: April 8, 2000
                                 By: /S/ STEVE HANSON
                                     -----------------------------------------
                                         Steve Hanson
                                         Chief Executive Officer and President

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                                  EXHIBIT INDEX


Exhibit Number             Description

2. Stock Purchase Agreement dated March 8, 2000 by and among The Cherry Corporation, Semiconductor Components Industries, LLC and SCG Holding Corporation (incorporated by reference from Exhibit
                           10.3 to Registration Statement No. 333-30670 filed with the Commission on April 7, 2000)

99.1.                      Press Release dated March 9, 2000

99.2.                      Press Release dated April 4, 2000

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